NUMBER                                                                    SHARES

                                  ASTRALIS LTD.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                    SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS AND RESTRICTIONS
                                                    CUSIP 046352 10 0

This Certifies that

                                    SPECIMEN

is the owner of

 full-paid and non-assessable shares of Common Stock of the par value of $.0001 each of

                                  ASTRALIS LTD.



transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

       Secretary                    [SEAL]               Chief Executive Officer


COUNTERSIGNED AND REGISTERED:

      AMERICAN STOCK TRANSFER & TRUST COMPANY
                 (New York, N.Y.)        TRANSFER AGENT
                                         AND REGISTRAR

      The Corporation will furnish without charge to any shareholder who so requests a full statement of, and the authority of the Board of Directors to fix, the designation, relative rights, preferences and limitations of the shares of each class of stock, or series thereof, authorized to be issued.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - .... Custodian.....
TEN ENT - as tenants by the entireties                       (Cust)      (Minor)
JT TEN  - as joint tenants with right                        under Uniform Gifts
          of survivorship and right as                       to Minors Act
          tenants in common                                  ...................
                                                                   (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------



--------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________



                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSISGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PATICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



-----------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCK-BROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.